Financial and capital risks management	12 Months Ended
Dec. 31, 2021
Financial and capital risks management
Financial and capital risks management
3	Financial and capital risks management
(a)	Financial risk management

Risk management, including the management of financial risks, is carried out under the instructions of the Strategic Committee of the Board of Directors and the Risk Management Team. The Group works out general principles for overall management as well as management policies covering specific areas. In considering the importance of risks, the Group identifies and evaluates risks at head office and individual power plant level, and requires analysis and proper communication of the information collected periodically.

SinoSing Power and its subsidiaries and Huaneng Shandong Ruyi (Pakistan) Energy (Private) Co., Ltd. (“Ruyi Pakistan Energy”) and Shandong Huatai Electric Power Operation & Maintenance (Private) Co., Ltd. (“Huatai Power”), the subsidiaries of Hong Kong Energy, are subject to financial risks that are different from the entities operating within the PRC. They have a series of controls in place to maintain the cost of risks occurring and the cost of managing the risks at an acceptable level. Management continually monitors the risk management process to ensure that an appropriate balance between risk and control is achieved. SinoSing Power and its subsidiaries, Ruyi Pakistan Energy and Huatai Power have their written policies and financial authorization limits in place which are reviewed periodically. These financial authorization limits seek to mitigate and eliminate operational risks by setting approval thresholds required for entering into contractual obligations and investments.

(i)	Market risk
(1)	Foreign exchange risk

Foreign exchange risk of the entities operating within the PRC primarily arises from loans denominated in foreign currencies of the Group. SinoSing Power and its subsidiaries are exposed to foreign exchange risk on bank balances, accounts receivable, other receivables and assets, accounts payable, long-term bonds and other liabilities that are denominated primarily in US$, a currency other than the Singapore dollar (“S$”), their functional currency. Ruyi Pakistan Energy is exposed to foreign exchange risk on bank balances, financial lease receivables, accounts payable and other liabilities and long-term loans that are denominated primarily in US$, a currency other than Pakistan rupee (“PKR”), their functional currency. The Group manages exchange risk through closely monitoring the interest and exchange market.

As at 31 December 2021, if RMB had weakened/strengthened by 5% (2020: 5%) against US$ and 3% (2020: 3%) against EUR (“€”) with all other variables constant, the Group would further recognize an exchange loss/gain amounting to RMB21 million (2020: RMB51 million) and RMB1 million (2020: RMB3 million), respectively. The ranges of such sensitivity disclosed above were based on the observation on the historical trend of related exchange rates during the previous year under analysis.

As at 31 December 2021, if S$ had weakened/strengthened by 10% (2020:10%) against US$ with all other variables constant, SinoSing Power and its subsidiaries would further recognize exchange loss/gain amounting to RMB364 million (2020: RMB418 million). The range of such sensitivity disclosed above was based on the management’s experience and forecast.

SinoSing Power and its subsidiaries also are exposed to foreign exchange risk on fuel purchases that are denominated primarily in US$. They substantially hedge their estimated foreign currency exposure in respect of forecast fuel purchases over the next three months using primarily foreign currency contracts.

3         Financial and capital risks management (continued)

(a)	Financial risk management (continued)
(i)	Market risk (continued)
(1)	Foreign exchange risk (continued)

As at 31 December 2021, if PKR had weakened/strengthened by 5% (2020: 5%) against US$ with all other variables constant, Ruyi Pakistan Energy would further recognize an exchange gain/loss amounting to RMB55 million (2020: RMB78 million). The range of such sensitivity disclosed above was based on the management’s experience and forecast.

Ruyi Pakistan Energy is exposed to foreign exchange risk on payments of long-term loans that are denominated primarily in US$. Ruyi Pakistan Energy entered into an agreement on a tariff adjustment mechanism with Central Power Purchasing Agency (Guarantee) Limited (“CPPA-G”) and the tariff adjustment mechanism was approved by the National Electric Power Regulatory Authority. The mechanism mitigates foreign exchange risk by decreasing or increasing electricity tariff when PKR strengthens or weakens against US$.

(2)	Price risk

The other equity instrument investments of the Group designated as at FVTOCI are exposed to equity security price risk.

Detailed information relating to the other equity instrument investments is disclosed in Note 10. The Group closely monitors the pricing trends in the open market in determining its long-term strategic stakeholding decisions.

The Group is exposed to fuel price risk on fuel purchases. In particular, SinoSing Power and its subsidiaries use fuel oil swaps to hedge against such a risk and designate them as cash flow hedges. Please refer to Note 13 for details.

(3)	Cash flow interest rate risk

The interest rate risk of the Group primarily arises from loans. Loans borrowed at variable rates expose the Group to cash flow interest rate risk. The exposures of these risks are disclosed in Notes 23 and 29 to the financial statements. The Group has entered into interest rate swap agreements with banks to hedge against a portion of cash flow interest rate risk.

As at 31 December 2021, if interest rates on RMB-denominated borrowings had been 50 basis points higher/lower with all other variables held constant, interest expense for the year would have been RMB1,002 million (2020: RMB812 million) higher/lower. If interest rates on US$-denominated borrowings had been 50 basis points higher/lower with all other variables held constant, interest expense for the year would have been RMB43 million (2020: RMB48 million) higher/lower. If interest rates on S$-denominated borrowings had been 100 basis points higher/lower with all other variables held constant, interest expense for the year would have been RMB62 million (2020: RMB70 million) higher/lower. The ranges of such sensitivity disclosed above were based on the observation on the historical trend of related interest rates during the previous year under analysis.

3	Financial and capital risks management (continued)
(a)	Financial risk management (continued)
(i)	Market risk (continued)

(3)       Cash flow interest rate risk (continued)

TP-STM Water Resources Pte. Ltd. (“TPSTMWR”) also entered into a number of floating-to-fixed interest rate swap agreements to hedge against cash flow interest rate risk of loans.

According to the interest rate swap agreements, TPSTMWR agrees with the counterparty to settle the difference between fixed contract rates and floating-rate interest amounts calculated by reference to the agreed notional amount quarterly until 2044. Please refer to Note 13 for details.

(ii)	Credit risk

Credit risk arises from bank deposits, accounts receivable, contract assets, other receivables and assets and other non-current assets. The maximum exposures of contract assets, other non-current assets, other receivables and assets, accounts receivable and bank deposits are disclosed in Notes 5(c), 15, 17, 18 and 34 to the financial statements, respectively.

Bank deposits are placed with reputable banks and financial institutions. In addition, a significant portion is deposited with a non-bank financial institution which is a related party of the Group. The Group has a director on the Board of this non-bank financial institution and exercises influence. Corresponding maximum exposures of these bank deposits are disclosed in Note 35 (a)(i) to the financial statements.

The majority of the power plants of the Group operating within the PRC sell electricity generated to their sole customers, the power grid companies of their respective provinces or regions where the power plants operate. These power plants communicate with their individual grid companies periodically and believe that adequate provision for loss allowance on accounts receivable has been made in the financial statements.

Pursuant to Cai Jian [2020] No. 4 Opinions on the Promotion of Healthy Development over Non-water Renewable Energy Power Generation jointly issued by the Ministry of Finance, the National Development and Reform Commission and the National Energy Administration in January 2020, the application process of renewable energy tariff premium has been further simplified to file the project tariff supplementary information on the National Renewable Energy Information Management Platform. The tariff premium receivables are settled in accordance with prevailing government policies and prevalent payment trends of the Ministry of Finance. The directors are of the opinion that the application process will be completed in due course and these trade receivables from tariff premium are fully recoverable considering there were no bad debt experiences with the grid companies in the past and such tariff premium is funded by the PRC government. On 20 January 2020, the Ministry of Finance, the National Development and Reform Commission and the National Energy Administration jointly issued Cai Jian [2020] No. 5 Notice on the Measures for Administration of Funds for Tariff Premium of Renewable Energy and abolished the Notice on the Interim Measures for Administration of Subsidy Funds for Tariff Premium of Renewable Energy issued in 2012. The new measures clarified that the total amount of funds for tariff premium will be determined by the Ministry of Finance in accordance with the principle of determining expenditure by revenue, and the capacity of newly installed renewable energy projects within the premium scope will be determined by the National Development and Reform Commission and the Energy Administration. At the same time, the stock projects included in the annual construction plan could be enrolled in the list of subsidies after approved by the power grid company.

3	Financial and capital risks management (continued)
(a)	Financial risk management (continued)
(ii)	Credit risk (continued)

Singapore subsidiaries derive revenue mainly from the sale of electricity to the National Electricity Market of Singapore operated by Energy Market Company Pte. Ltd., which does not have high credit risk. Singapore subsidiaries also derive revenue mainly from retailing electricity to consumers with monthly consumption of more than 2,000kWh. These customers engage in a wide spectrum of manufacturing and commercial activities in a variety of industries. Singapore subsidiaries also entered into a build-operate-transfer agreement with a Singapore government related entity for certain water related projects, the projects were still in construction phase and thus contract assets were recognized accordingly, and the Singapore government related entity does not have high credit risk.

Ruyi Pakistan Energy derives revenue from the sale of electricity to CPPA-G, which is measured on the basis of lifetime ECLs. The loss allowances recognized during the year were RMB0.33 million.

Finance lease receivables are mainly from a domestic related party, business enterprises in Singapore and CPPA-G in Pakistan. As the related party and Singapore local enterprises have a good track of records and no historical losses have been incurred, the Group concluded that these receivables have low credit risk and remote possibility of default. The finance lease receivables from CPPA-G are secured against the sovereign guarantee issued by the Government of Pakistan pursuant to the designated agreement. The ECLs of the finance lease receivables are measured on the basis of lifetime ECLs, and a 0.03% of risk of default against the Government of Pakistan is considered during the assessment. The ECLs relating to the finance lease receivables recognized during the year were RMB0.15 million.

3	Financial and capital risks management (continued)
(a)	Financial risk management (continued)
(ii)	Credit risk (continued)

The Group measures loss allowances for accounts receivable and contract assets at an amount equal to lifetime ECLs, which is calculated using a provision matrix. As at 31 December 2021, for accounts receivable amounting to RMB3,088 million with specific credit risk, the Group measures their credit risk individually and recognized loss allowances amounting to RMB133 million. For other accounts receivable and notes receivable, the Group measures loss allowances based on the past due status and further distinguish them by the Group’s different customer bases and business types into five categories. The Group’s historical credit loss experience does not indicate significantly different loss patterns for these five categories.

	Gross carrying
As at 31 December 2021	amount	ECL	Loss allowance

Receivables from domestic sales of power	37,859,874	0.00%	—
Receivables from domestic sales of heat	1,617,222	0.00%	—
Receivables from overseas sales of power	1,263,094	0.58%	7,334
Receivables from domestic sales of others	189,162	0.00%	—
Receivables from overseas sales of others	361	0.00%	—

	40,929,713		7,334

The Group measures loss allowances for other receivables at an amount equal to 12-month ECLs unless there has been a significant increase in credit risk.

	Gross carrying
Other receivables	amount	Loss allowance

Current (not past due)	3,707,047	179,954
Within 1 year past due	—	—
1 - 3 years past due	—	—
More than 3 years past due	41,274	40,872
	3,748,321	220,826

Expected loss rates are based on actual loss experience over the past 5 years. These rates are adjusted to reflect differences between economic conditions during the period over which the historic data has been collected, the current conditions, and the Group’s view of economic conditions over the expected lives of the receivables.

3	Financial and capital risks management (continued)
(a)	Financial risk management (continued)
(iii)	Liquidity risk

Liquidity risk management is to primarily ensure the ability of the Group to meet its liabilities as and when they are fall due. The liquidity reserve comprises the undrawn borrowing facility and cash and cash equivalents available as at each month end in meeting the Group’s liabilities.

The Group maintains flexibility in funding by cash generated by their operating activities and availability of committed credit facilities.

Financial liabilities due within 12 months are presented as current liabilities in the statement of financial position. The cash flows of derivative financial liabilities and repayment schedules of the long-term loans, long-term bonds, other non-current liabilities and lease liabilities are disclosed in Notes 13, 23, 24, 25 and 40, respectively.

(b)	Fair value estimation
(i)	Fair value measurements

The following table presents the assets and liabilities that are measured at fair value at 31 December 2021 on a recurring basis.

	Level 1	Level 2	Level 3	Total
Recurring fair value measurements
Assets
Accounts receivable at fair value through other comprehensive income (Note 18)	—	277,781	—	277,781
Derivatives used for hedging (Note 13)	—	722,211	—	722,211
Other equity instrument investments (Note 10)	6,865	—	722,205	729,070
Total assets	6,865	999,992	722,205	1,729,062
Liabilities
Derivatives used for hedging (Note 13)	—	140,357	—	140,357
Total liabilities	—	140,357	—	140,357

3	Financial and capital risks management (continued)
(b)	Fair value estimation (continued)
(i)	Fair value measurements (continued)

The following table presents the assets and liabilities that are measured at fair value at 31 December 2020 on a recurring basis.

	Level 1	Level 2	Level 3	Total
Recurring fair value measurements
Assets
Accounts receivable at fair value through other comprehensive income (Note 18)	—	1,255,888	—	1,255,888
Derivatives used for hedging (Note 13)	—	184,733	—	184,733
Other equity instrument investments (Note 10)	6,662	—	658,284	664,946
Total assets	6,662	1,440,621	658,284	2,105,567
Liabilities
Derivatives used for hedging (Note 13)	—	295,001	—	295,001
Total liabilities	—	295,001	—	295,001

The fair value of financial instruments traded in active markets is based on quoted market prices at the end of the reporting period. A market is regarded as active if quoted prices are readily and regularly available from an exchange, dealer, broker, industry group, pricing service, or regulatory agency, and those prices represent actual and regularly occurring market transactions on an arm’s length basis. The quoted market price used for financial assets held by the Group is the current bid price. These instruments are included in level 1. As at 31 December 2021, instruments included in level 1 were equity instruments in listed securities designated as financial assets measured at fair value through other comprehensive income.

The fair value of financial instruments that are not traded in an active market is determined by using valuation techniques. These valuation techniques maximize the use of relevant observable inputs and minimize the use of unobservable inputs. If all significant inputs required to fair value an instrument are observable, the instrument is included in level 2.

If one or more of the significant inputs is not based on observable market data, the instrument is included in level 3.

Specific valuation techniques used to value financial instruments include:

●	The forward exchange contracts and fuel oil swaps are both valued using quoted market prices or dealer quotes for similar instruments.
●	The fair value of interest rate swaps is calculated as the present value of the estimated future cash flows based on observable yield curves.
●	The fair values of accounts receivable at fair value through other comprehensive income were measured using the discounted cash flow model. The model incorporates various market observable inputs including the annualized yields of similar securitization products and interest rate curves. The carrying amounts of accounts receivable are the same as their fair values.
3	Financial and capital risks management (continued)
(b)	Fair value estimation (continued)
(i)	Fair value measurements (continued)
●	The material other equity instrument investments in unlisted securities are valued using a market-base valuation technique based on assumptions that are not supported by observable market prices or rates. The Group determines comparable public companies based on industry, size, leverage and strategy and calculates an appropriate price multiple, such as price to book (“P/B”) multiple for each comparable company identified.

Below is a summary of significant unobservable inputs to the valuation of financial instruments together with a quantitative sensitivity analysis as at 31 December 2021:

Significant
	Valuation technique	Unobservable input	Range	Sensitivity of fair value to the input

Unlisted equity investments	Valuation multiples	Average P/B	2021: 1.05 to 1.15	10% increase/decrease in multiple would result in increase/decrease in fair value by RMB52.68 million.
		Discount for lack of marketability	2021: 22.17% to 24.39%	10% increase/decrease in multiple would result in decrease/increase in fair value by RMB15.01 million.

The discount for lack of marketability represents the amounts of premiums and discounts determined by the Group that market participants would take into account when pricing the investments.

During the years ended 31 December 2021 and 2020, there were no transfers of financial instruments between level 1 and level 2, or transfers into or out of level 3.

The movements during the year in the balance of the level 3 fair value measurements are as follows:

	As at 31 December
	2021	2020
Contingent consideration
Beginning of the year	—	457,727
Movements:
Profit compensation received from Huaneng Group	—	(457,727)
End of the year	—	—
Total gains for the year included in profit or loss for assets held at the end of the reporting period	—	—

3	Financial and capital risks management (continued)
(b)	Fair value estimation (continued)
(i)	Fair value measurements (continued)

	As at 31 December
	2021	2020
Other equity instrument investments
Beginning of the year	658,284	770,828
Addition	111,313	61,713
Disposal	(382)	—
Fair value changes	(47,010)	(174,257)
End of the year	722,205	658,284
Changes in fair value recognized in other comprehensive income for the year	(35,258)	(130,692)

(ii)	Fair value disclosures

The carrying value less provision for loss allowances on accounts receivable, other receivables and assets, accounts payable and other liabilities, short-term bonds and short-term loans approximated to their fair values. The fair value of financial liabilities for disclosure purposes is estimated by discounting the future contractual cash flows at the current market interest rate that is available to the Group for similar financial instruments.

The estimated fair values of long-term loans and long-term bonds (both including current maturities) were approximately RMB153.82 billion and RMB36.79 billion as at 31 December 2021 (2020: RMB131.72 billion and RMB33.12 billion), respectively. The aggregate book values of these liabilities were approximately RMB154.07 billion and RMB36.57 billion as at 31 December 2021 (2020: RMB131.89 billion and RMB33.06 billion), respectively.

(c)	Capital risk management

The objectives of the Group for managing capital are to safeguard the ability of the Group in continuing as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital.

The Group monitors capital by using debt ratio analysis. This ratio is calculated as total liabilities (sum of current liabilities and non-current liabilities) divided by total assets as shown in the consolidated statement of financial position. During 2021, the strategy of the Group’s capital management remained unchanged from 2020. The debt ratio of the Group as at 31 December 2021 was 73.33% (2020: 66.30%).